                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Global Diversified Equity Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. or James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Global Diversified Equity Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                   Title                   Date
        ---------                   -----                   ----


/s/ Duncan W. Richardson   President and Principal   December 11, 2006
------------------------   Executive Officer
Duncan W. Richardson


/s/ Barbara E. Campbell    Treasurer and Principal   December 11, 2006
------------------------   Accounting Officer
Barbara E. Campbell


/s/ Benjamin C. Esty       Trustee                   December 11, 2006
------------------------
Benjamin C. Esty


/s/ James B. Hawkes        Trustee                   December 11, 2006
------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III   Trustee                   December 11, 2006
------------------------
Samuel L. Hayes, III


/s/ William H. Park        Trustee                   December 11, 2006
------------------------
William H. Park


/s/ Ronald A. Pearlman     Trustee                   December 11, 2006
----------------------
Ronald A. Pearlman


/s/ Norton H. Reamer       Trustee                   December 11, 2006
------------------------
Norton H. Reamer

        Signature                   Title                   Date
        ---------                   -----                   ----


/s/ Lynn A. Stout          Trustee                   December 11, 2006
------------------------
Lynn A. Stout


/s/ Ralph F. Verni         Trustee                   December 11, 2006
------------------------
Ralph F. Verni